UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 24, 2003

(Date of earliest event reported)

InterTAN, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10062	75-2130875
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

279 Bayview Drive Barrie, Ontario, Canada		L4M 4W5
(Address of principal executive offices)		(Postal Code)

Registrant’s telephone number, including area code:

(705) 728-6242

ITEM 7.	Financial Statements and Exhibits

The following are furnished as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release issued October 24, 2003.

99.2	Press Release issued October 24, 2003.

99.3	Financial Statements.

ITEM 5.	Other Events

On October 24, 2003 InterTAN, Inc. and Liberation Investments jointly issued a press release concerning the resolution of a proxy contest. The joint press release is attached hereto as Exhibit 99.1.

ITEM 9.	Regulation FD Disclosure

and

ITEM 12.	Results of Operations and Financial Condition

On October 24, 2003, InterTAN, Inc. issued a press release announcing the first quarter results of its 2004 fiscal year and guidance in respect of the second quarter of the 2004 fiscal year. The press release is attached hereto as Exhibit 99.2 and the financial statements, which were included in the press release are attached hereto as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

InterTAN, Inc.

October 24, 2003	By:	/S/ JEFFREY A. LOSCH

Jeffrey A. Losch
Senior Vice President
Secretary and General Counsel

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